UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2012

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Stock Option Awards to Certain Officers.

The Compensation Committee of the Board of Directors of Affirmative Insurance Holdings, Inc. (the “Registrant”) has approved the following stock option awards to Gary Y. Kusumi, the Registrant’s principal executive officer, Michael J. McClure, the Registrant’s principal financial officer, and Robert A. Bondi, the Registrant’s other named executive officer:

Name and Position	Number of Shares Underlying Award
Gary Y. Kusumi, Chief Executive Officer	250,000
Michael J. McClure, EVP & Chief Financial Officer	110,000
Robert A. Bondi, EVP & President – Retail Agency Group	85,000

All of the foregoing stock option awards were made in accordance with the terms and conditions set forth in the 2011 Stock Option Award Agreement, as evidenced by the Registrant and each of Messrs. Kusumi, McClure and Bondi in separate 2011 Stock Option Award Agreements, the form of which is filed with this Form 8-K as Exhibit 10.1. The form of 2011 Stock Option Award Agreement was previously approved by the Compensation Committee on August 10, 2011. In all cases, the foregoing 2011 Stock Option Award Agreements provide for, among other things, an effective award date of February 24, 2012 and an exercise price of $0.69 per share, the closing price per share for the Registrant’s Common Stock on the NASDAQ Stock Market on February 24, 2012, the most recent trading date during which sales of the Registrant’s Common Stock occurred prior to the option issuance.

The terms of the form of 2011 Stock Option Award Agreement as set forth herein are qualified in their entirety by reference to the full text thereof, including exhibits, a copy of which being herewith filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of 2011 Stock Option Award Agreement

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: February 28, 2012	Name: Joseph G. Fisher
Title: Executive Vice President, General Counsel and Secretary